Exhibit 99.2

News Release

Ritchie Bros. Announces Senior Notes Offering to Partially Fund IAA Merger

VANCOUVER, BC – February 28, 2023 – Ritchie Bros. Auctioneers Incorporated (NYSE & TSX: RBA, “Ritchie Bros.,” the “Company,” “we,” “us” or “our”), today announced that Ritchie Bros. Holdings Inc., a Washington corporation and wholly-owned subsidiary of Ritchie Bros. (the “Issuer”), intends to commence an offering for approximately (a) $550 million aggregate principal amount of senior secured notes due 2028 and (b) $800 million aggregate principal amount of senior notes due 2031 (collectively, the “Notes”), subject to market conditions.

Ritchie Bros. intends to use the net proceeds from the offering of the Notes, together with proceeds from its term loan A facility and cash from its balance sheet, to fund the cash portion of the consideration payable in the previously announced merger with IAA, Inc. and its subsidiaries (“IAA” and such transaction, the “Merger”), refinance IAA’s existing indebtedness, repay or refinance all of Ritchie Bros.’ indebtedness, including Ritchie Bros.’ existing 5.375% Senior Notes due 2025 (the “existing 2025 notes”), pay a one-time, special cash dividend to Ritchie Bros.’ shareholders1 and pay related fees and expenses. This news release does not constitute a notice of redemption of the existing 2025 notes. The gross proceeds from the offering will be held in an escrow account pending the consummation of the Merger.

The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the U.S. in reliance on Regulation S of the Securities Act. The Notes have not been and will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The Notes have not been and will not be qualified for sale to the public by prospectus under applicable Canadian securities laws and accordingly, any offer and sale of the securities in Canada will be made on a basis which is exempt from the prospectus requirements of such securities laws.

This news release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Ritchie Bros.

Established in 1958, Ritchie Bros. (NYSE and TSX: RBA) is a global asset management and disposition company, offering customers end-to-end solutions for buying and selling used heavy equipment, trucks and other assets. Operating in a number of sectors, including construction, transportation, agriculture, energy, mining, and forestry, the Company’s selling channels include: Ritchie Bros. Auctioneers, the world’s largest industrial auctioneer offering live auction events with online bidding; IronPlanet, an online marketplace with weekly featured auctions and providing the exclusive IronClad Assurance® equipment condition certification; Marketplace-E, a controlled marketplace offering multiple price and timing options; Ritchie List, a self-serve listing service for North America; Mascus, a leading European online equipment listing service; Ritchie Bros. Private Treaty, offering privately negotiated sales; and sector-specific solutions GovPlanet, TruckPlanet, and Ritchie Bros. Energy. The Company’s suite of solutions also includes Ritchie Bros. Asset Solutions and Rouse Services LLC, which together provides a complete end-to-end asset management, data-driven intelligence and performance benchmarking system; SmartEquip, an innovative technology platform that supports customers’ management of the equipment lifecycle and integrates parts procurement with both OEMs and dealers; plus equipment financing and leasing through Ritchie Bros. Financial Services.

[1]	Special dividend of $1.08 per share would be payable contingent upon closing of the Merger to Ritchie Bros. shareholders of record as of a pre-closing record date to be determined with consent of the TSX

News Release

Caution Regarding Forward Looking Statements

This news release contains information relating to a proposed business combination transaction between Ritchie Bros. and IAA. This news release contains forward-looking statements and forward-looking information within the meaning of applicable U.S. and Canadian securities legislation (collectively, “forward-looking statements”), including, in particular, statements regarding the Issuer’s ability to consummate the proposed Notes offering, Ritchie Bros.’ ability to satisfy the conditions in the merger agreement and consummate the transactions on the anticipated timeline, or at all, the benefits and synergies of the Merger, future opportunities for the combined businesses of Ritchie Bros. and IAA, future financial and operational results, personnel matters and any other statements regarding events or developments that Ritchie Bros. believes or anticipates will or may occur in the future. Forward-looking statements are statements that are not historical facts and are generally, although not always, identified by words such as “expect”, “plan, “anticipate”, “project”, “target”, “potential”, “schedule”, “forecast”, “budget”, “estimate”, “intend” or “believe” and similar expressions or their negative connotations, or statements that events or conditions “will”, “would”, “may”, “could”, “should” or “might” occur. All such forward-looking statements are based on the opinions and estimates of management as of the date such statements are made. Forward-looking statements necessarily involve assumptions, risks and uncertainties, certain of which are beyond Ritchie Bros.’ control, including risks and uncertainties related to: our ability to consummate this offering and the Merger and to satisfy the conditions to releasing the proceeds of this offering from escrow; our future strategy, objectives, targets, projections performance; our ability to drive shareholder value; potential growth and market opportunities; potential future mergers and acquisitions, including the proposed acquisition of IAA; our expected indebtedness in connection with the proposed acquisition of IAA; our ability to integrate potential acquisitions, including the Merger; our internet initiatives and the level of participation in our auctions by internet bidders, and the success of our online marketplaces; our ability to grow our businesses, acquire new customers, enhance our sector reach, drive geographic depth and scale our operations; the impact of our new initiatives, services, investments and acquisitions on us and our customers; the severity, magnitude and duration of the COVID-19 pandemic and the direct and indirect impact of such pandemic, as well as responses to the pandemic by the government, business and consumers, on our operations and personnel, commercial activity and demand across our business and our customers’ businesses; the acquisition or disposition of properties; our future capital expenditures and returns on those expenditures; financing available to us from our credit facilities or other sources, our ability to refinance borrowings and the sufficiency of our working capital to meet our financial needs; our ability to add new business and information solutions, including, among others, our ability to maximize and integrate technology to enhance our existing services and support additional value-added service offerings; the supply trend of equipment in the market and the anticipated price environment for late model equipment, as well as the resulting effect on our business and Gross Transaction Value (“GTV”); fluctuations in our quarterly revenues and operating performance resulting from the seasonality of our business; our compliance with all laws, rules, regulations, and requirements that affect our business; effects of various economic, financial, industry and market conditions or policies, including rising interest rates, inflation and the supply and demand for property, equipment or natural resources; the geopolitical situation in Eastern Europe in light of Russia’s invasion of Ukraine; the behavior of equipment pricing; the relative percentage of GTV represented by straight commission or underwritten (guarantee and inventory) contracts, and its impact on revenues and profitability; the effect of any currency exchange and interest rate fluctuations on our results of operations; the grant and satisfaction of equity awards pursuant to our compensation plans; any future declaration and payment of dividends, including the special dividend to be paid to our shareholders in connection with the Mergers, and the tax treatment of any such dividends; our ability to satisfy our present operating requirements and fund future growth through existing working capital, credit facilities and debt; our failure to realize the anticipated benefits of the Merger in the expected time frame or at all; our expectations with respect to the integration and results of operations of IAA and the impact of the Merger and this offering; as well as the risks and uncertainties set forth in Ritchie Bros.’ Annual Report on Form 10-K for the year ended December 31, 2022, which is available on the SEC, SEDAR, and Ritchie Bros.’ websites. The foregoing list is not exhaustive of the factors that may affect Ritchie Bros.’ forward-looking statements. There can be no assurance that forward-looking statements will prove to be accurate, and actual results may differ materially from those expressed in, or implied by, these forward-looking statements. Forward-looking statements are made as of the date of this news release and Ritchie Bros. does not undertake any obligation to update the information contained herein unless required by applicable securities legislation. For the reasons set forth above, you should not place undue reliance on forward-looking statements.

News Release

No Offer or Solicitation

This news release is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Additional Information and Where to Find It

In connection with the proposed IAA transaction, Ritchie Bros. filed with the SEC and applicable Canadian securities regulatory authorities a registration statement on Form S-4 to register the common shares of Ritchie Bros. to be issued in connection with the proposed IAA transaction on December 14, 2022 (the “Initial Registration Statement”), as amended by Amendment No. 1 to the Initial Registration Statement filed with the SEC and applicable Canadian security regulatory authorities on February 1, 2023 and Amendment No. 2 to the Initial Registration Statement filed with the SEC and applicable Canadian security regulatory authorities on February 9, 2023 (together with the Initial Registration Statement, the “Registration Statement”). The Registration Statement was declared effective by the SEC on February 10, 2023. The Registration Statement includes a joint proxy statement/prospectus which will be sent to the shareholders of Ritchie Bros. and stockholders of IAA seeking their approval of their respective transaction-related proposals. Each of Ritchie Bros. and IAA may also file other relevant documents with the SEC and/or applicable Canadian securities regulatory authorities regarding the proposed IAA transaction. This document is not a substitute for the proxy statement/prospectus or Registration Statement or any other document that Ritchie Bros. or IAA may file with the SEC and/or applicable Canadian securities regulatory authorities. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORY AUTHORITIES IN CONNECTION WITH THE PROPOSED IAA TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT RITCHIE BROS., IAA AND THE PROPOSED IAA TRANSACTION.

Investors and security holders may obtain copies of these documents (when they are available) free of charge through the website maintained by the SEC at www.sec.gov, SEDAR at www.sedar.com or from Ritchie Bros. at its website, investor.ritchiebros.com, or from IAA at its website, investors.iaai.com. Documents filed with the SEC and applicable Canadian securities regulatory authorities by Ritchie Bros. (when they are available) will be available free of charge by accessing Ritchie Bros.’ website at investor.ritchiebros.com under the heading Financials/SEC Filings, or, alternatively, by directing a request by telephone or mail to Ritchie Bros. at 9500 Glenlyon Parkway, Burnaby, BC, V5J 0C6, Canada, and documents filed with the SEC by IAA (when they are available) will be available free of charge by accessing IAA’s website at investors.iaai.com or by contacting IAA’s Investor Relations at investors@iaai.com.

News Release

Participants in the Solicitation

Ritchie Bros. and IAA, certain of their respective directors and executive officers and other members of management and employees, and Jeffrey C. Smith and potentially other employees of Starboard Value LP and certain of its affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of Ritchie Bros. and IAA in respect of the proposed IAA transaction under the rules of the SEC. Information about Ritchie Bros.’ directors and executive officers is available in Ritchie Bros.’ definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Shareholders, which was filed with the SEC and applicable Canadian securities regulatory authorities on March 15, 2022, and certain of its Current Reports on Form 8-K. Information about IAA’s directors and executive officers is available in IAA’s definitive proxy statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 2, 2022, and certain of its Current Reports on Form 8-K. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, including information with respect to Mr. Smith, are contained or will be contained in the joint proxy statement/prospectus and other relevant materials filed or to be filed with the SEC and applicable Canadian securities regulatory authorities regarding the proposed IAA transaction when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from Ritchie Bros. or IAA free of charge using the sources indicated above.

For more information, please contact:

Ian Malinski

Media Relations Manager

+1.778.331.5432

CorpComm@rbauction.com

For investor inquiries, please contact:

Sameer Rathod

Vice President, Investor Relations & Market Intelligence

+1.510.381.7584

srathod@ritchiebros.com

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